Employee Benefits	12 Months Ended
Dec. 31, 2017
Compensation And Retirement Disclosure [Abstract]
Employee Benefits

6. Employee benefits

Full-time employees of the Group in the PRC are entitled to welfare benefits including pension, work-related injury benefits, maternity insurance, medical insurance, unemployment benefit and housing fund plans through a PRC government-mandated defined contribution plan. Chinese labor regulations require that the Group makes contributions to the government for these benefits based on certain percentages of employees’ salaries, up to a maximum amount specified by the local government. The Group has no legal obligation for the benefits beyond the contributions. The Group recorded employee benefit expenses related to this defined contribution plan US$6,687 thousand, US$5,150 thousand and US$6,342 thousand for the years ended December 31, 2015, 2016 and 2017, respectively.